UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2013

Semi-Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.
(SBW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

What’s inside

Letter from chairman	II

Investment commentary	IV

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	12

Statement of operations	13

Statements of changes in net assets	14

Financial highlights	15

Notes to financial statements	16

Additional shareholder information	26

Dividend reinvestment plan	27

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Worldwide Income Fund Inc. for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

II	Western Asset Worldwide Income Fund Inc.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

July 26, 2013

Western Asset Worldwide Income Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Western Asset Worldwide Income Fund Inc.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Western Asset Worldwide Income Fund Inc.	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Western Asset Worldwide Income Fund Inc.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvi Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.22% over the six months ended June 30, 2013.

Western Asset Worldwide Income Fund Inc.	VII

Investment commentary (cont’d)

Performance review

For the six months ended June 30, 2013, Western Asset Worldwide Income Fund Inc. returned -8.73% based on its net asset value (“NAV”)x and -10.42% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned -8.22% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagexi returned -8.63% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.50 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$14.31 (NAV)	-8.73%†
$13.09 (Market Price)	-10.42%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*       Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†        Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡       Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBWX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and
Chief Executive Officer

August 1, 2013

VIII	Western Asset Worldwide Income Fund Inc.

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i           Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii        The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv      The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v         The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi      Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii   The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix      The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x         Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi      Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset Worldwide Income Fund Inc.	IX

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Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†       The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — June 30, 2013

Total Spread Duration
SBW	— 5.92 years
Benchmark	— 6.70 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
Benchmark	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit
SBW	— Western Asset Worldwide Income Fund Inc.

2	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2013

Total Effective Duration
SBW	—	6.74 years
Benchmark	—	7.01 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	—	Emerging Markets
Benchmark	—	JPMorgan Emerging Markets Bond Index Global
IG Credit	—	Investment Grade Credit
SBW	—	Western Asset Worldwide Income Fund Inc.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2013

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 59.5%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	719,000		$ 721,794
Republic of Argentina, Senior Bonds	7.000%	10/3/15	270,000		230,979
Total Argentina					952,773
Brazil — 5.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,323,000	BRL	595,544
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	16,289,000	BRL	7,145,858
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,433,000	BRL	613,649
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	653,000		780,335
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	740,000		793,650
Total Brazil					9,929,036
Chile — 1.8%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	200,000		201,572	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		537,977	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	920,000		901,933	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	910,000		825,823	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	797,000		840,835
Total Chile					3,308,140
Colombia — 3.4%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	3,035,000		3,899,975	(b)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	350,000		392,000
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,658,000		2,024,418	(b)
Total Colombia					6,316,393
Croatia — 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	1,200,000		1,170,000	(a)
Indonesia — 3.1%
Republic of Indonesia, Notes	3.750%	4/25/22	1,490,000		1,404,325	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	3,880,000		3,705,400	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	455,000		497,656	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	200,000		180,000	(a)
Total Indonesia					5,787,381
Mexico — 6.6%
Mexican Bonos, Bonds	8.000%	6/11/20	52,854,700	MXN	4,673,785
Mexican Bonos, Bonds	6.500%	6/9/22	10,617,100	MXN	865,342
Mexican Bonos, Bonds	10.000%	12/5/24	9,020,000	MXN	940,326
Mexican Bonos, Bonds	8.500%	11/18/38	22,990,000	MXN	2,075,534
United Mexican States, Senior Notes	5.125%	1/15/20	840,000		927,360
United Mexican States, Senior Notes	3.625%	3/15/22	2,560,000		2,515,200	(b)
United Mexican States, Senior Notes	4.750%	3/8/44	400,000		358,000
Total Mexico					12,355,547

See Notes to Financial Statements.

4	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Panama — 0.4%
Republic of Panama, Senior Bonds	9.375%	4/1/29	10,000		$ 14,550
Republic of Panama, Senior Bonds	6.700%	1/26/36	334,000		389,945
Republic of Panama, Senior Bonds	4.300%	4/29/53	360,000		290,700
Total Panama					695,195
Peru — 4.1%
Republic of Peru, Bonds	6.550%	3/14/37	1,211,000		1,435,035	(b)
Republic of Peru, Senior Bonds	8.750%	11/21/33	3,968,000		5,793,280	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	489,000		506,115
Total Peru					7,734,430
Philippines — 0.8%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,260,000		1,442,700
Poland — 2.9%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,180,000		1,379,196
Republic of Poland, Senior Notes	5.125%	4/21/21	1,280,000		1,395,200
Republic of Poland, Senior Notes	5.000%	3/23/22	2,362,000		2,545,055
Total Poland					5,319,451
Russia — 9.4%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	1,140,000		1,212,789	(a)
Russian Federal Bond, Bonds	7.400%	6/14/17	101,973,000	RUB	3,165,682
Russian Federal Bond, Bonds	7.500%	3/15/18	22,015,000	RUB	692,666
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	173,000		301,020	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	8,183,825		9,601,673	(a)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	2,400,000		2,496,000	(a)
Total Russia					17,469,830
Turkey — 10.6%
Republic of Turkey, Bonds	9.000%	3/8/17	7,005,900	TRY	3,759,582
Republic of Turkey, Collective Action Securities, Notes	9.500%	1/15/14	463,000		482,678
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,408,113
Republic of Turkey, Notes	4.875%	4/16/43	960,000		830,400
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,750,000		1,876,875	(b)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,822,000		6,430,515	(b)
Republic of Turkey, Senior Notes	7.250%	3/15/15	425,000		456,875
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000		391,425
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,560,000		1,731,600	(b)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,102,000		2,351,612	(b)
Total Turkey					19,719,675
Venezuela — 10.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Bonds	9.375%	1/13/34	3,716,000		3,056,410

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Venezuela — continued
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	445,000		$ 448,338
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000		364,088
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	12,571,000		11,282,472	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,110,000		943,500
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,595,000		2,166,825	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	574,000		430,500
Total Venezuela					18,692,133
Total Sovereign Bonds (Cost — $110,372,457)					110,892,684
Convertible Bonds & Notes — 0.2%
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, Senior Secured Notes (Cost — $425,226)	7.000%	1/31/20	2,784,400	MXN	322,332	(a)
Corporate Bonds & Notes — 45.8%
Consumer Discretionary — 1.0%
Media — 1.0%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,610,000		1,791,523
Consumer Staples — 0.8%
Food Products — 0.5%
Alicorp SAA, Senior Notes	3.875%	3/20/23	360,000		333,900	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	510,000		481,950	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	200,000		181,000	(a)
Total Food Products					996,850
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		487,200	(a)
Total Consumer Staples					1,484,050
Energy — 19.8%
Energy Equipment & Services — 0.2%
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	510,000		474,300	(a)
Oil, Gas & Consumable Fuels — 19.6%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	630,000		575,662	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	946,029		1,033,537	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	450,000		534,375
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,040,000		954,200	(a)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	490,000		505,925	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	1,710,000		1,710,000	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	420,000		420,000	(a)
KazMunayGaz Finance Sub BV, Senior Bonds	6.375%	4/9/21	200,000		218,000	(a)

See Notes to Financial Statements.

6	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Lukoil International Finance BV, Bonds	6.356%	6/7/17	1,812,000	$ 2,011,229	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	830,000	896,400	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	950,000	1,009,375	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	950,000	902,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	212,000	206,170	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	113,000	109,893	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	5,525,000	5,828,875
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,070,000	1,080,373
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000	1,722,916
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	2,470,000	2,269,312	(a)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,240,000	1,506,600
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	1,200,000	1,083,000	(a)
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	390,000	398,775
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000	1,064,625	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	2,400,000	2,629,452	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000	891,822	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,050,000	1,044,750	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	400,000	384,000	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	500,000	465,000	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,103,000	1,296,025	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	1,030,000	1,014,638	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	530,000	492,900	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,085,000	1,208,419	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	360,000	400,950	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	640,000	569,600	(a)
Total Oil, Gas & Consumable Fuels				36,439,298
Total Energy				36,913,598
Financials — 0.3%
Real Estate Management & Development — 0.3%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	440,000	479,600	(a)
Industrials — 2.2%
Building Products — 0.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	810,000	763,425	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000	381,100	(a)
Total Building Products				1,144,525
Construction & Engineering — 1.2%
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000	196,500	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	2,210,000	1,983,475	(a)
Total Construction & Engineering				2,179,975

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	810,000	$ 802,634	(a)
Total Industrials				4,127,134
Materials — 15.3%
Chemicals — 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	671,000	647,515	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	910,000	969,150	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	564,000	568,230	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	520,000	523,900	(a)
Total Chemicals				2,708,795
Construction Materials — 4.1%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	410,000	381,710	(a)
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	3,960,000	4,207,500	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,260,000	1,379,700	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	720,000	788,400	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	820,000	865,100	(a)
Total Construction Materials				7,622,410
Metals & Mining — 8.9%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	512,000	501,120	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	470,000	460,013	(a)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	372,750	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,155,000	1,108,800	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	470,000	500,550	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	790,000	712,975	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	510,000	471,750	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	800,000	718,000	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	510,000	484,500	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	404,590
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,460,000	1,450,084
Southern Copper Corp., Senior Notes	5.250%	11/8/42	860,000	709,998
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,707,000	3,192,682
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,480,000	1,505,882
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	660,000	630,191
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,281,000	1,316,227	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	750,000	763,125	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	220,000	223,850	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	186,575	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	910,000	869,050	(a)
Total Metals & Mining				16,582,712

See Notes to Financial Statements.

8	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	160,000	$ 183,829
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	300,000	299,459
Inversiones CMPC SA, Notes	4.750%	1/19/18	470,000	496,573	(a)
Inversiones CMPC SA, Notes	4.375%	5/15/23	320,000	307,080	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	360,000	349,368	(a)
Total Paper & Forest Products				1,636,309
Total Materials				28,550,226
Telecommunication Services — 3.4%
Diversified Telecommunication Services — 1.8%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	2,442,000	2,271,060	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	420,000	437,556	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	730,000	682,550	(a)
Total Diversified Telecommunication Services				3,391,166
Wireless Telecommunication Services — 1.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	620,000	665,725	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	480,000	448,200	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	2,000,000	1,880,000	(a)
Total Wireless Telecommunication Services				2,993,925
Total Telecommunication Services				6,385,091
Utilities — 3.0%
Electric Utilities — 1.3%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000	189,000	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	810,000	787,725	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	940,000	1,034,000	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	350,000	325,294	(a)
Total Electric Utilities				2,336,019
Gas Utilities — 0.8%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	400,000	416,000	(a)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	560,000	506,800	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	580,000	601,750	(a)
Total Gas Utilities				1,524,550
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	460,000	476,734	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	780,000	834,679	(a)
Total Independent Power Producers & Energy Traders				1,311,413
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000	460,000	(a)
Total Utilities				5,631,982
Total Corporate Bonds & Notes (Cost — $85,813,886)				85,363,204

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Worldwide Income Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $0)	4/15/20	23,180	$ 611,372
Total Investments — 105.8% (Cost — $196,611,569#)			197,189,592
Liabilities in Excess of Other Assets — (5.8)%			(10,857,351)
Total Net Assets — 100.0%			$186,332,241

†  Face amount denominated in U.S. dollars, unless otherwise noted.

(a)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b) All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

#      Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL   — Brazilian Real

MXN  — Mexican Peso

RUB   — Russian Ruble

TRY   — Turkish Lira

See Notes to Financial Statements.

10	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

Western Asset Worldwide Income Fund Inc.

Summary of Investments by Country (unaudited)*

Mexico	18.8%
Russia	15.0
Brazil	14.1
Venezuela	10.9
Turkey	10.0
Colombia	5.2
Peru	4.8
Indonesia	4.8
Chile	3.4
Poland	2.7
India	2.2
Malaysia	1.8
Kazakhstan	1.2
Qatar	0.9
China	0.8
Philippines	0.7
Argentina	0.7
Croatia	0.6
Trinidad and Tobago	0.5
United Arab Emirates	0.5
Panama	0.4
100.0%

*  As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2013 and are subject to change.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $196,611,569)	$197,189,592
Foreign currency, at value (Cost — $327,894)	336,269
Cash	76,669
Interest receivable	3,625,712
Prepaid expenses	18,607
Total Assets	201,246,849
Liabilities:
Loan payable (Note 5)	12,600,000
Payable for securities purchased	2,067,282
Investment management fee payable	167,013
Interest payable	3,223
Accrued expenses	77,090
Total Liabilities	14,914,608
Total Net Assets	$186,332,241
Net Assets:
Par value ($0.001 par value; 13,017,723 shares issued and outstanding; 100,000,000 shares authorized)	$ 13,018
Paid-in capital in excess of par value	180,513,852
Undistributed net investment income	4,278,445
Accumulated net realized gain on investments and foreign currency transactions	988,313
Net unrealized appreciation on investments and foreign currencies	538,613
Total Net Assets	$186,332,241
Shares Outstanding	13,017,723
Net Asset Value	$14.31

See Notes to Financial Statements.

12	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$ 6,432,734
Dividends	69,540
Less: Foreign taxes withheld	(5,508)
Total Investment Income	6,496,766
Expenses:
Investment management fee (Note 2)	1,068,236
Excise tax (Note 1)	53,500
Transfer agent fees	46,018
Audit and tax	33,894
Interest expense (Note 5)	32,405
Commitment fees (Note 5)	29,444
Custody fees	21,015
Shareholder reports	18,166
Directors’ fees	17,209
Legal fees	15,097
Fund accounting fees	10,392
Stock exchange listing fees	8,793
Insurance	2,630
Miscellaneous expenses	5,701
Total Expenses	1,362,500
Net Investment Income	5,134,266
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,423,871
Foreign currency transactions	(292,633)
Net Realized Gain	2,131,238
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(25,156,804)
Foreign currencies	4,881
Change in Net Unrealized Appreciation (Depreciation)	(25,151,923)
Net Loss on Investments and Foreign Currency Transactions	(23,020,685)
Decrease in Net Assets From Operations	$(17,886,419)

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012
Operations:
Net investment income	$ 5,134,266	$ 11,352,308
Net realized gain	2,131,238	2,790,274
Change in net unrealized appreciation (depreciation)	(25,151,923)	15,319,142
Increase (Decrease) in Net Assets From Operations	(17,886,419)	29,461,724
Distributions to Shareholders From (Note 1):
Net investment income	(5,622,691)	(10,637,113)
Net realized gains	(938,241)	(2,157,153)
Decrease in Net Assets From Distributions to Shareholders	(6,560,932)	(12,794,266)
Fund Share Transactions:
Reinvestment of distributions (0 and 2,752 shares issued, respectively)	—	44,457
Increase in Net Assets From Fund Share Transactions	—	44,457
Increase (Decrease) in Net Assets	(24,447,351)	16,711,915
Net Assets:
Beginning of period	210,779,592	194,067,677
End of period*	$186,332,241	$210,779,592
* Includes undistributed net investment income of:	$4,278,445	$4,766,870

See Notes to Financial Statements.

14	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2013[1,2]	2012[2]	2011	2010	2009[3]		2009[2,4]	2008[4]
Net asset value, beginning of period	$16.19	$14.91	$14.85	$14.02	$14.00		$10.12	$15.20
Income (loss) from operations:
Net investment income	0.39	0.87	0.91	0.94	0.16		0.88	0.93
Net realized and unrealized gain (loss)	(1.77)	1.39	0.05	0.82	0.02		4.10	(4.86)
Total income (loss) from operations	(1.38)	2.26	0.96	1.76	0.18		4.98	(3.93)
Less distributions from:
Net investment income#	(0.43)	(0.82)	(0.76)	(0.93)	(0.16)		(1.05)	(0.80)
Net realized gains	(0.07)	(0.16)	(0.14)	—	—		(0.05)	(0.35)
Total distributions	(0.50)	(0.98)	(0.90)	(0.93)	(0.16)		(1.10)	(1.15)
Net asset value, end of period	$14.31	$16.19	$14.91	$14.85	$14.02		$14.00	$10.12
Market price, end of period	$13.09	$15.12	$13.78	$13.30	$12.75		$11.95	$8.55
Total return, based on NAV[5,6]	(8.73)%	15.60%	6.64%	12.86%	1.28%		52.05%	(27.70)%
Total return, based on Market Price[7]	(10.42)%	17.15%	10.76%	11.88%	8.03%		56.74%	(28.48)%
Net assets, end of period (000s)	$186,332	$210,780	$194,068	$193,336	$182,466		$182,239	$131,651
Ratios to average net assets:
Gross expenses	1.34%[8]	1.38%	1.38%	1.37%	1.50%	[8]	1.54%	1.62%
Net expenses[9]	1.34 [8]	1.38	1.38	1.37	1.50	[8]	1.54	1.62
Net investment income	5.06 [8]	5.56	6.06	6.47	6.58	[8]	7.43	6.50
Portfolio turnover rate	15%	20%	26%	26%	3%		46%	39%
Supplemental data:
Loans outstanding, end of period (000s)	$12,600	—	—	—	—		—	—
Asset coverage for loan outstanding	1,579%	—	—	—	—		—	—
Weighted average loan (000s)	$6,802	—	—	—	—		—	—
Weighted average interest rate on loans	0.95%	—	—	—	—		—	—

1    For the six months ended June 30, 2013 (unaudited).

2    Per share amounts have been calculated using the average shares method.

3    For the period ended November 1, 2009 through December 31, 2009.

4    For the year ended October 31.

5    Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6    The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7    The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8    Annualized.

9    The impact of compensating balance arrangements, if any, was less than 0.01%.

#      The actual source of the Fund’s 2013 fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2013 fiscal year.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value

16	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$110,892,684	—	$110,892,684
Convertible bonds & notes	—	322,332	—	322,332
Corporate bonds & notes	—	85,363,204	—	85,363,204
Warrants	—	611,372	—	611,372
Total investments	—	$197,189,592	—	$197,189,592

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

18	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

20	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2013 fiscal year. The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid approximately $241,148 of federal excise tax attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western

22	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 46,579,148
Sales	30,210,927

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 11,847,059
Gross unrealized depreciation	(11,269,036)
Net unrealized appreciation	$ 578,023

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At June 30, 2013, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(143,195)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$ 21,060

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)†	$ 268,189
Forward foreign currency contracts (to sell)†	1,551,261

†  At June 30, 2013, there were no open positions held in this derivative.

5. Loan

At June 30, 2013, the Fund had a $22,000,000 credit line available pursuant to a 364-day revolving credit agreement with a financial institution. Unless renewed, this agreement will terminate on March 14, 2014. The Fund pays a monthly commitment fee at an annual rate of 0.38% on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. For the six months ended June 30, 2013, the Fund incurred a commitment fee in the amount of $29,444. Interest expense related to the loans for the six months ended June 30, 2013 was $32,405. At June 30, 2013, the Fund had $12,600,000 of borrowings outstanding per this credit agreement. For the six months ended June 30, 2013, based on the number of days during the reporting period that the Fund had a loan outstanding the average daily loan balance was $8,856,835 and weighted average interest rate was 0.95%.

6. Distributions subsequent to June 30, 2013

On May 17, 2013, the Fund’s Board of Directors (“the Board”) declared three distributions, each in the amount of $0.0840 per share, payable on June 28, 2013, July 26, 2013 and August 30, 2013 to shareholders of record on June 21, 2013, July 19, 2013 and August 23, 2013, respectively.

On August 15, 2013, the Board declared three distributions, each in the amount of $0.0840 per share, payable on September 27, 2013, October 25, 2013 and November 29, 2013 to shareholders of record on September 20, 2013, October 18, 2013 and November 22, 2013, respectively.

24	Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report

7. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Worldwide Income Fund Inc. 2013 Semi-Annual Report	25

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Worldwide Income Fund Inc. was held on April 26, 2013 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	8,244,482	191,054
Paolo M. Cucchi	8,205,704	229,832
Riordan Roett	8,236,784	198,752
Eileen A. Kamerick	8,210,247	225,289

At June 30, 2013, in addition to Daniel P. Cronin, Paolo M. Cucchi, Riordan Roett and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Carol L. Colman
Leslie H. Gelb
Kenneth D. Fuller*
William R. Hutchinson
Jeswald W. Salacuse

*  Effective May 31, 2013, R. Jay Gerken retired as Chairman, President, and Chief Executive Officer of the Fund. Effective June 1, 2013, Kenneth D. Fuller was appointed to the position of Chairman, President and Chief Executive Officer.

26	Western Asset Worldwide Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period,

Western Asset Worldwide Income Fund Inc.	27

Dividend reinvestment plan (unaudited) (cont’d)

then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

28	Western Asset Worldwide Income Fund Inc.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms

Western Asset Worldwide Income Fund Inc.	29

Dividend reinvestment plan (unaudited) (cont’d)

and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, NY 11219.

30	Western Asset Worldwide Income Fund Inc.

Western Asset

Worldwide Income Fund Inc.

Directors	Western Asset Worldwide Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Kenneth D. Fuller*
Chairman	Investment manager	Legal counsel
Leslie H. Gelb	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick**	Subadvisers	New York, NY 10017
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse	Western Asset Management Company Limited	New York Stock Exchange Symbol
	Western Asset Management Company Ltd	SBW
Officers	Western Asset Management Company Pte. Ltd.
Kenneth D. Fuller*
President and Chief Executive Officer
Richard F. Sennett
Principal Financial Officer
Ted P. Becker	Custodian
Chief Compliance Officer	State Street Bank and Trust Company
Vanessa A. Williams	1 Lincoln Street
Identity Theft Prevention Officer	Boston, MA 02111
Robert I. Frenkel
Secretary and Chief Legal Officer Thomas C. Mandia Assistant Secretary Steven Frank Treasurer Jeanne M. Kelly Senior Vice President	Transfer agent American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, NY 11219

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.
**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•    Personal information included on applications or other forms;

•    Account balances, transactions, and mutual fund holdings and positions;

•    Online account access user IDs, passwords, security challenge question responses; and

•    Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•    Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•    Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•    The Funds’ representatives such as legal counsel, accountants and auditors; and

•    Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Worldwide Income Fund Inc.

Western Asset Worldwide Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX04051 8/13 SR13-2001

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b)	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective May 1, 2013, S. Kenneth Leech became part of the portfolio management team of the Fund.

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since May 1, 2013

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset since 2013.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of June 30, 2013.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Investment	Investment	Investment	Other
Professional(s)	Companies	Vehicles	Accounts

S. Kenneth Leech	17 registered investment companies with $5.2 billion in total assets under management	52 Other pooled investment vehicles with $32.0 billion in assets under management *	104 Other accounts with $27.4 billion in total assets under management**

*	Includes 2 accounts managed, totaling $297 million, for which advisory fee is performance based.
**	Includes 11 accounts managed, totaling $3.8 billion, for which advisory fee is performance based.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of June 30, 2013.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting,

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Worldwide Income Fund Inc.

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Worldwide Income Fund Inc.

Date:	August 28, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Worldwide Income Fund Inc.

Date:	August 28, 2013